UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2015

Green Brick Partners, Inc.

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(Exact name of registrant as specified in its charter)

Delaware	001-33530	20-5952523
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2805 Dallas Parkway, Suite 400 Plano, Texas	75093
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (469) 573-6755

(Former name or former address, if changed since last report)

Not Applicable

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) As of October 26, 2015, John Jason Corley ceased being the Chief Operating Officer of JBGL Builder Finance LLC and its subsidiaries pursuant to Section 3(b) of his employment agreement with Green Brick Partners, Inc. (the “Company”). Mr. Corley did not receive any severance.

Item 7.01 Regulation FD

The Company is updating today its previously disclosed earnings guidance.  “Due to a number of factors including weather, new community development, labor shortages and an extended building cycle pushing back closings in its core markets,  the Company is amending its previously disclosed 2015 guidance” stated James R. Brickman, Green Brick’s Chief Executive Officer. “We now expect pre-tax income attributable to Green Brick in the range of $22 to $24 million for all of 2015.  We are excited about our land position and opportunity set and will have further details on the quarter and year to date on the third quarter earnings call scheduled for November 13.”

The Company will release its financial results for the third quarter and nine months ended September 30, 2015 after the market closes on Thursday, November 12, 2015. Jim Brickman, Green Brick’s CEO, will host an earnings conference call to discuss the Company’s third quarter results for the quarter ended September 30, 2015 at 12:00 p.m. Eastern Time on Friday, November 13, 2015. Details regarding accessing the conference call and replay availability will be released by the Company within the November 12 earnings release.

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The information in Item 7.01 of this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking and Cautionary Statements

Any statements in this Form 8-K about Green Brick’s expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance, that are not historical facts are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “outlook,” “strategy,” “positioned,” “intends,” “plans,” “believes,” “projects,” “estimates” and similar expressions, as well as statements in the future tense. These statements are based on assumptions that Green Brick has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Accordingly, all such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: cyclicality in the homebuilding industry and adverse changes in general economic conditions; fluctuations and cycles in value of, and demand for, real estate investments; significant inflation or deflation; the unavailability of subcontractors; labor and raw material shortages and price fluctuations; the failure to recruit, retain and develop highly skilled and competent employees; an inability to acquire undeveloped land, partially-finished developed lots and finished lots suitable for residential homebuilding at reasonable prices; an inability to develop communities successfully or within expected timeframes; an inability to sell properties in response to changing economic, financial and investment conditions; risks related to participating in the homebuilding business through controlled homebuilding subsidiaries; risks relating to buy-sell provisions in the operating agreements governing two builder subsidiaries; risks related to geographic concentration; risks related to government regulation; the interpretation of or changes to tax, labor and environmental laws; the timing of receipt of regulatory approvals and of the opening of projects; fluctuations in the market value of land, building lots and housing inventories; volatility of mortgage interest rates; the unavailability of mortgage financing; the number of foreclosures in our markets; interest rate increases or adverse changes in federal lending programs; increases in unemployment or underemployment; any limitation on, or reduction or elimination of, tax benefits associated with owning a home; the occurrence of severe weather or natural disasters; high cancellation rates; competition in the land development, homebuilding and financial services industries; risks related to future growth through strategic investments, joint ventures, partnerships and/or acquisitions; the inability to obtain suitable bonding for the development of housing projects; difficulty in obtaining sufficient capital; risks related to environmental laws and regulations; the occurrence of a major health and safety incident; poor relations with the residents of our communities; information technology failures and data security breaches; product liability claims, litigation and warranty claims; the seasonality of the homebuilding industry; utility and resource shortages or rate fluctuations; the failure of employees or other representatives to comply with applicable regulations and guidelines; future litigation, arbitration or other claims; uninsured losses or losses in excess of insurance limits; cost and availability of insurance and surety bonds; continued volatility and uncertainty in the credit markets and broader financial markets; availability, terms and deployment of capital; our debt and related service obligations; required accounting changes; an inability to maintain effective internal control over financial reporting; and other risks and uncertainties inherent in our business. Additional factors that could cause actual results to differ from those anticipated are discussed in the Company’s annual and quarterly reports filed with the Securities and Exchange Commission. Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements made by Green Brick, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this Form 8-K, and Green Brick undertakes no obligation to update any forward-looking statement to reflect events or circumstances after such date.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN BRICK PARTNERS, INC.

By:	/s/ Richard A. Costello
Name:	Richard A. Costello
Title:	Chief Financial Officer

Date: October 30, 2015